Earnings (Loss) per share	12 Months Ended
Dec. 31, 2022
Earnings (Loss) per share
Earnings (Loss) per share

28. Earnings (Loss) per share

Basic earnings per share are calculated in accordance with IAS 33 based on the earnings (or loss) attributable to VIA optronics AG shareholders and the weighted average number of shares outstanding during the period.

The number of shares outstanding as of December 31, 2022 was 4,530,701 (2021: 4,530,701). The weighted average of shares outstanding for the twelve months ended December 31, 2022 was 4,530,701 (2021: 4,530,701; 2020: 3,398,330).

There are currently no factors resulting in a dilution of earnings per share.

		2021
	2022	Restated*	2020
Loss after taxes (attributable to VIA optronics AG shareholders) in EUR	(10,507,366)	(12,516,084)	(4,919,484)
Weighted average of shares outstanding	4,530,701	4,530,701	3,398,330
Loss per share in EUR	(2.32)	(2.76)	(1.45)

* Certain amounts for 2021 have been restated; see Note 2.4